Exhibit 10.2

INCREMENTAL ASSUMPTION AGREEMENT

dated as of March 4, 2011,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

CERTAIN SUBSIDIARIES OF

CB RICHARD ELLIS SERVICES, INC.,

THE INCREMENTAL TERM LENDERS NAMED HEREIN

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Joint Lead Arrangers and Joint Bookrunners

THE ROYAL BANK OF SCOTLAND PLC

and

HSBC BANK USA, NATIONAL ASSOCIATION,

as Syndication Agents

WELLS FARGO BANK, N.A.

and

BARCLAYS BANK PLC,

as Documentation Agents

INCREMENTAL ASSUMPTION AGREEMENT dated as of March 4, 2011 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “U.S. Borrower”), CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales (with company no: 3536032) (the “U.K. Borrower”), CB RICHARD ELLIS LIMITED/CB RICHARD ELLIS LIMITÉE (formerly known as CB Richard Ellis Limited), a corporation organized under the laws of the province of New Brunswick (the “Canadian Borrower”), CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia and registered in New South Wales (the “Australian Borrower”), CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand (the “New Zealand Borrower” and, together with the U.S. Borrower, the U.K. Borrower, the Canadian Borrower, the Australian Borrower and the New Zealand Borrower, the “Borrowers”), CB RICHARD ELLIS GROUP, INC., a Delaware corporation (“Holdings”), the INCREMENTAL TRANCHE C TERM LENDERS party hereto, the INCREMENTAL TRANCHE D TERM LENDERS party hereto and CREDIT SUISSE AG, as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of November 10, 2010, as amended by Amendment No. 1 dated as of March 4, 2011 (as further amended, supplemented or modified prior to the date hereof, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders (as defined in Article I of the Credit Agreement) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

B. CB Richard Ellis, Inc., a Delaware corporation and a wholly- owned subsidiary of the U.S. Borrower (“CBRE Inc.”), and other affiliates of Holdings entered into a Share Purchase Agreement dated as of February 15, 2011 (the “CRES Purchase Agreement”), with ING Real Estate Investment Management Holding B.V. (“ING REIM”) and others, pursuant to which (i) CBRE Inc. will acquire ING REI Clarion Holding, Inc., a wholly-owned subsidiary of ING REIM (“ING CRES”), and (ii) a subsidiary of the U.S. Borrower will acquire certain assets held by Nationale-Nederlanden Intervest II, B.V. in three ING REIM-managed funds (the acquisitions described in clauses (i) and (ii) above, the “CRES Acquisition”). In addition, CBRE Inc. and other affiliates of Holdings entered into a Share Purchase Agreement dated as of February 15, 2011 (the “PERE Purchase Agreement” and, together with the CRES Purchase Agreement, the “Purchase Agreements”), with ING REIM and others, pursuant to which (x) a subsidiary of the U.S. Borrower will indirectly acquire the ING REIM Europe and ING REIM Asia business units (collectively, “ING PERE”), and (y) a subsidiary of the U.S. Borrower will acquire certain co-investment stakes in certain funds managed by ING PERE, which will be acquired through either new issuance from such funds, on the secondary market from investors in such funds or direct purchases from affiliates of ING GROEP N.V. (the acquisitions described in clauses (x) and (y) above, the “PERE Acquisition” and, together with the CRES Acquisition, the “Acquisitions”; the Acquisitions together with the payment of related fees and expenses and other related transaction costs, the “Transactions”).

C. Holdings and the U.S. Borrower have requested that (i) the persons set forth on Schedule II-1 hereto (together with their permitted successors and assigns, the “Incremental Tranche C Term Lenders”) commit to make Incremental Term Loans (the “Incremental Tranche C Term Loans”) to the U.S. Borrower on each Funding Date (as defined below in

Section 1), in an aggregate principal amount of up to $400,000,000, and (ii) the persons set forth on Schedule II-2 hereto (together with their permitted successors and assigns, the “Incremental Tranche D Term Lenders” and, together with the Incremental Tranche C Term Lenders, the “New Incremental Term Lenders”) commit to make Incremental Term Loans (the “Incremental Tranche D Term Loans” and, together with the Incremental Tranche C Term Loans, the “New Incremental Term Loans”) to the U.S. Borrower on each Funding Date, in an aggregate principal amount of up to $400,000,000, the proceeds of such New Incremental Term Loans to be used solely to finance, in part, the Transactions.

D. (i) The Incremental Tranche C Term Lenders are willing to make the Incremental Tranche C Term Loans to the U.S. Borrower, and (ii) the Incremental Tranche D Term Lenders are willing to make the Incremental Tranche D Term Loans to the U.S. Borrower, in each case on each Funding Date and on the terms and subject to the conditions set forth herein and in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Terms Generally. (a) The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply mutatis mutandis to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and, to the extent it relates to the making of New Incremental Term Loans, an “Incremental Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

(b) As used in this Agreement, the following terms have the meanings specified below:

“Funding Date” shall mean each date (but on not more than two occasions) on or after the Effective Date (as defined below in Section 5) and prior to the New Incremental Term Loan Commitment Termination Date (as defined below in Section 2) on which (a) all of the conditions precedent set forth in Section 6 are satisfied and (b) New Incremental Term Loans are funded.

“Incremental Tranche C Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Incremental Tranche C Term Loans hereunder as set forth on Schedule II-1, or in the Assignment and Acceptance pursuant to which such Lender assumed its Incremental Tranche C Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement, (b) increased from time to time pursuant to Section 2.26 of the Credit Agreement and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

“Incremental Tranche D Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Incremental Tranche D Term Loans hereunder as set forth on Schedule II-2, or in the Assignment and Acceptance pursuant to which such Lender assumed its Incremental Tranche D Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 of the Credit Agreement, (b) increased from time to time pursuant to Section 2.26 of the Credit Agreement and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 of the Credit Agreement.

“New Incremental Term Loan Commitments” shall mean the Incremental Tranche C Commitments and the Incremental Tranche D Commitments.

SECTION 2. Incremental Term Loans. (a) On the terms and subject to the conditions set forth herein and in the Credit Agreement and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, (i) each Incremental Tranche C Term Lender agrees, severally and not jointly, to make, on each Funding Date applicable to the Incremental Tranche C Commitments, an Incremental Tranche C Term Loan to the U.S. Borrower, in dollars, in an aggregate principal amount not to exceed its Incremental Tranche C Commitment, and (ii) each Incremental Tranche D Term Lender agrees, severally and not jointly, to make, on each Funding Date applicable to the Incremental Tranche D Commitments, an Incremental Tranche D Term Loan to the U.S. Borrower, in dollars, in an aggregate principal amount not to exceed its Incremental Tranche D Commitment. Amounts paid or prepaid in respect of the New Incremental Term Loans may not be reborrowed.

(b) The New Incremental Term Loan Commitment of each New Incremental Term Lender shall automatically reduce pro tanto by the aggregate principal amount of the related New Incremental Term Loan made by such Lender on a Funding Date, and shall automatically terminate on the date (the “New Incremental Term Loan Commitment Termination Date”) which is the earlier to occur of (i) the termination or expiration of each of the Purchase Agreements and (ii) 5:00 p.m., New York City time, on the 180th day after the Effective Date.

(c) The proceeds of the New Incremental Term Loans are to be used by the Borrowers solely for the purposes set forth in Recital C of this Agreement.

SECTION 3. Terms and Conditions. The Incremental Tranche C Term Loans and Incremental Tranche D Term Loans shall constitute Specified Incremental Term Loans and Term Loans for all purposes of the Credit Agreement and the other Loan Documents, and shall have the terms that are set forth in Exhibit A.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the New Incremental Term Lenders) that:

(a) This Agreement has been duly authorized, executed and delivered by such Loan Party, and, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding or in equity or at law) and an implied covenant of good faith and fair dealing.

(b) Each of the representations and warranties made by such Loan Party in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof and the Funding Date, except to the extent such representations and warranties expressly relate to an earlier date.

(c) No Event of Default or Default has occurred and is continuing as of the Effective Date and as of each Funding Date after giving effect to the New Incremental Term Loans to be made on such Funding Date.

SECTION 5. Effectiveness. This Agreement shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received duly executed counterparts of this Agreement which, when taken together, bear the signatures of each Loan Party and each New Incremental Lender.

(b) Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(c) As of the Effective Date, and after giving effect to the funding in full of the New Incremental Term Loans and the consummation of the other Transactions, the U.S. Borrower would be in Pro Forma Compliance and the Leverage Ratio would not exceed 3.25 to 1.00, and the Administrative Agent shall have received a certificate to that effect dated as of the Effective Date and executed by a Responsible Officer of the U.S. Borrower.

(d) The Administrative Agent shall have received (i) a favorable written opinion of (x) the General Counsel or Assistant General Counsel of the U.S. Borrower and (y) Simpson Thacher & Barlett LLP, counsel for Holdings and the Borrowers, in each case addressed to the Administrative Agent, the Lenders (including the New Incremental Term Lenders) and the Issuing Bank, (ii) corporate authorizations and (iii) officer’s certificates, in each case in form and substance reasonably satisfactory to the Administrative Agent. Holdings and the Borrowers hereby request such counsel to deliver such opinion.

(e) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including all Upfront Fees (as defined in Section 9) and, to the extent invoiced one Business Day prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

SECTION 6. Conditions Precedent to Each Funding Date. The obligation of each New Incremental Term Lender to make its New Incremental Term Loans hereunder on a Funding Date shall be subject to the satisfaction, on or after the Effective Date, of the following conditions precedent:

(a) The Administrative Agent shall have received a Borrowing Request with respect to the New Incremental Term Loans to be made on such Funding Date in accordance with Section 2.03 of the Credit Agreement.

(b) Each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated as of such Funding Date and executed by a Responsible Officer of the U.S. Borrower.

(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to such Funding Date, including any Unused Fees (as defined in Section 10) and, to the extent invoiced one Business Day prior to such Funding Date, reimbursement or payment of all out-of-pocket expenses required to reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(d) The Acquisition to be financed with the proceeds of the New Incremental Term Loans to be made on such Funding Date shall have been, or substantially simultaneously with the borrowing of such New Incremental Term Loans shall be, consummated substantially on the terms described in the applicable Purchase Agreement.

SECTION 7. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Guarantee and Pledge Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the New Incremental Term Lenders as such in respect of their New Incremental Term Loans and the other Obligations owed to them from time to time.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 9. Upfront Fees. In consideration of the agreements of the New Incremental Term Lenders contained in this Agreement, Holdings and the U.S. Borrower agree to pay to the Administrative Agent, in immediately available funds, for the account of each New Incremental Term Lender, an upfront fee (the “Upfront Fee”), in an amount equal to 0.50% of the aggregate principal amount of the New Incremental Term Loan Commitments of such New Incremental Term Lender, payable on the Effective Date. Once paid, the Upfront Fee shall not be refundable under any circumstances.

SECTION 10. Unused Fees. In consideration of the agreements of the New Incremental Term Lenders contained in this Agreement, Holdings and the U.S. Borrower agree to pay to the Administrative Agent, in immediately available funds, for the account of each New Incremental Term Lender, an unused fee (the “Unused Fee”), equal to such New Incremental Term Lender’s Unused Fee Percentage (as defined below) of the aggregate principal amount of the applicable unused New Incremental Term Loan Commitment of such New Incremental Term Lender, beginning to accrue on and including the 31st day after the Effective Date, up to but excluding the day the applicable New Incremental Term Commitments of such New Incremental Term Lender are reduced to zero or otherwise terminated in accordance with this Agreement (the “Unused Fee Termination Date”), payable quarterly in arrears on the Unused Fee Termination Date and on the last Business Day of each quarter preceding the Unused Fee Termination Date. The “Unused Fee Percentage” means (i) with respect to any Incremental Tranche C Commitment, (A) 1.625% per annum for the period commencing on the 31st day after the Effective Date, up to and including the 90th day after the Effective Date, and (B) 3.25% per annum thereafter, and (ii) with respect to any Incremental Tranche D Commitment, (A) 1.75% per annum for the period commencing on the 31st day after the Effective Date, up to and including the 90th day after the Effective Date, and (B) 3.50% per annum thereafter, in each case calculated on the basis of the actual number of days elapsed in a 360-day year. Once paid, the Unused Fee shall not be refundable under any circumstances.

SECTION 11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

SECTION 14. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against Holdings, the Borrowers or their respective properties in the courts of any jurisdiction.

(b) Each of Holdings and each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 15. Headings. Headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

CB RICHARD ELLIS GROUP, INC.,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Debera Fan
	Name:	Debera Fan
	Title:	Senior Vice President and Treasurer

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ M. Lewis
	Name:	M. Lewis
	Title:	Director

CB RICHARD ELLIS LIMITED, a limited company organized under the laws of England and Wales,

by	/s/ P. Emburey
	Name:	M. Lewis
	Title:	Director

CB RICHARD ELLIS LIMITED/CB RICHARD ELLIS LIMITÉE, a corporation organized under the laws of the province of New Brunswick,

by	/s/ Jeff Cook
	Name:	Jeff Cook
	Title:	Vice President of Finance

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CB RICHARD ELLIS PTY LTD, a company organized under the laws of Australia,

by	/s/ John Llewellyn Bell
	Name:	John Llewellyn Bell
	Title:	Director

CB RICHARD ELLIS pty ltd, a company organized under the laws of Australia,

by	/s/ Tom Jackson Southern
	Name:	Tom Jackson Southern
	Title:	Director

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ Brent David McGregor
	Name:	Brent David McGregor
	Title:	Director

CB RICHARD ELLIS LIMITED, a company organized under the laws of New Zealand,

by	/s/ John Llewellyn Bell
	Name:	John Llewellyn Bell
	Title:	Director

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/S/ P. Emburey
Name: P. Emburey
Title: Director

CB/TCC GLOBAL HOLDINGS LIMITED,

by	/S/ Marcus Smith
Name: Marcus Smith
Title: Director

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

RELAM AMSTERDAM HOLDINGS B.V. By: TMF Management, its Managing Director

by	/S/ I. de Lucia
Name: I. de Lucia
Title: Attorney in Fact

RELAM AMSTERDAM HOLDINGS B.V. By: TMF Management, its Managing Director

by	/S/ R.H.L. de Groot
Name: R.H.L. de Groot
Title: Attorney in Fact

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CBRE GLOBAL HOLDINGS, S.A.R.L.,

by	/S/ Laurence H. Midler
Name: Laurence H. Midler
Title: Type A Manager

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

TC HOUSTON, INC., TCCT REAL ESTATE, INC., TCDWF, INC.

by	/s/ Robert E. Sulentic
Name: Robert E. Sulentic
Title: Executive Vice President

TRAMMELL CROW DEVELOPMENT & INVESTMENT, INC.,

by	/S/ Robert E. Sulentic
	Name:	Robert E. Sulentic
	Title:	President and Chief Executive Officer

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent,

by	/S/ Bill O’Daly
Name: Bill O’Daly
Title: Director

by	/S/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[Signature Page to the CB Richard Ellis Services Inc. Incremental Assumption Agreement]

EXHIBIT A

NEW INCREMENTAL TERM LOANS

TERMS AND CONDITIONS

	Incremental Tranche C Term Loans	Incremental Tranche D Term Loans

Applicable Percentage	The Applicable Percentage shall mean, with respect to any Fixed Rate Incremental Tranche C Term Loan and Daily Rate Incremental Tranche C Term Loan, 3.25% and 2.25% per annum, respectively.	The Applicable Percentage shall mean, with respect to any Fixed Rate Incremental Tranche D Term Loan and Daily Rate Incremental Tranche D Term Loan, 3.50% and 2.50% per annum, respectively.

Maturity Date	March 4, 2018 (the “Incremental Tranche C Maturity Date”).	September 4, 2019 (the “Incremental Tranche D Maturity Date”).

Amortization	For purposes of Section 2.11(a)(iii) of the Credit Agreement, the U.S. Borrower shall pay to the Administrative Agent, for the account of the Incremental Tranche C Term Lenders, on the last Business Day of each quarter (commencing with the first such day to occur after the Unused Fee Termination Date), a principal amount of the Incremental Tranche C Term Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d) of the Credit Agreement) equal to 0.25% of the aggregate principal amount of the Incremental Tranche C Term Loans outstanding on the Unused Fee Termination Date, with the balance payable in full on the Incremental Tranche C Maturity Date. All payments of principal made pursuant to this paragraph shall be accompanied by accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.	For purposes of Section 2.11(a)(iii) of the Credit Agreement, the U.S. Borrower shall pay to the Administrative Agent, for the account of the Incremental Tranche D Term Lenders, on the last Business Day of each quarter (commencing with the first such day to occur after the Unused Fee Termination Date), a principal amount of the Incremental Tranche D Term Loans (as adjusted from time to time pursuant to Sections 2.11(d), 2.12, 2.13(f) and 2.26(d) of the Credit Agreement) equal to 0.25% of the aggregate principal amount of the Incremental Tranche D Term Loans outstanding on the Unused Fee Termination Date, with the balance payable in full on the Incremental Tranche D Maturity Date. All payments of principal made pursuant to this paragraph shall be accompanied by accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

Future Incremental Term Loans	Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Tranche C Term Loans as if the Incremental Tranche C Term Loans were the Tranche B Loans referred to therein; provided, however, that the Incremental Tranche C Term Loans will not benefit from the “most favored nation” price provisions set forth in Section 2.26(b) of the Credit Agreement with respect to any future incurrence of Specified Incremental Term Loans if, at the time thereof and after giving effect thereto and to the use of proceeds thereof, (a) the Incremental Term Loan Maturity Date thereof shall be on or after the date that is two years after the Incremental Tranche C Maturity Date and (b) the First Lien Leverage Ratio shall be less than 2.25 to 1.00.	Section 2.26 of the Credit Agreement shall apply for the benefit of the Incremental Tranche D Term Loans as if the Incremental Tranche D Term Loans were the Tranche B Loans referred to therein; provided, however, that the Incremental Tranche D Term Loans will not benefit from the “most favored nation” price provisions set forth in Section 2.26(b) of the Credit Agreement with respect to any future incurrence of Specified Incremental Term Loans if, at the time thereof and after giving effect thereto and to the use of proceeds thereof, (a) the Incremental Term Loan Maturity Date thereof shall be on or after the date that is two years after the Incremental Tranche D Maturity Date and (b) the First Lien Leverage Ratio shall be less than 2.25 to 1.00.

As used herein, the term “First Lien Leverage Ratio” shall mean, on any date, the ratio of (a) Total Debt that is purported to be secured by a Lien on the Collateral that purports to rank on a pari passu basis with the Loans, less Available Cash on such date, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, calculated on a Pro Forma Basis.

SCHEDULE I

CB HoldCo, Inc.

CB Richard Ellis Investors, Inc.

CB Richard Ellis Investors, LLC

CB Richard Ellis, Inc.

CB/TCC Holdings LLC

CB/TCC, LLC

CBRE-Profi Acquisition Corp.

CBRE Capital Markets of Texas, LP

CBRE Capital Markets, Inc.

CBRE Government Services, LLC

CBRE Loan Services, Inc.

CBRE Technical Services, LLC

CBRE/LJM Mortgage Company, LLC

Insignia/ESG Capital Corporation

The Polacheck Company, Inc.

Trammell Crow Company

Trammell Crow Services, Inc.

Vincent F. Martin, Jr., Inc.

Westmark Real Estate Acquisition Partnership, LP

SCHEDULE II-1

INCREMENTAL TRANCHE C TERM LENDERS

Incremental Tranche C Term Lender	Incremental Tranche C Commitment Amount
Credit Suisse AG, Cayman Islands Branch	$400,000,000
TOTAL INCREMENTAL TRANCHE C COMMITMENT	$400,000,000

SCHEDULE II-2

INCREMENTAL TRANCHE D TERM LENDERS

Incremental Tranche D Term Lender	Incremental Tranche D Commitment Amount
Credit Suisse AG, Cayman Islands Branch	$400,000,000
TOTAL INCREMENTAL TRANCHE D COMMITMENT	$400,000,000